SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 1997
                FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND
                          FRANKLIN MANAGED TRUST
                          DATED FEBRUARY 1, 1996
                  AS PREVIOUSLY SUPPLEMENTED JULY 1, 1996

I. The discussion under "How Do I Buy Shares? - Rights of Accumulation" is amended by replacing it with the following text:

 To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

II. The discussion under "How Do I Buy Shares? - Purchases at Net Asset Value" is amended by adding the following new item as the last item in the list of investors qualified to purchase shares at Net Asset Value:

 (vii) Investors exchanging Advisor Class shares from any of the Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Mutual Series

III. The discussion under "What If My Investment Outlook Changes? - Exchange Privilege" is amended by replacing the first sentence in the second paragraph with the following text:

 You may only exchange shares within the same class. Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Mutual Series may also be exchanged into shares of the Fund.

January 1, 1997